UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2025

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 220-6814

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Signing Day Sports, Inc., a Delaware corporation (the “Company” or “Signing Day Sports”), is filing this Amendment No. 3 on Form 8-K/A to amend the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 22, 2025 (the “Original Form 8-K”), as amended by the Amendment No. 1 on Form 8-K/A filed by the Company with the SEC on August 29, 2025 (the “First Amended Form 8-K”), as amended by the Amendment No. 2 on Form 8-K/A filed by the Company with the SEC on September 25, 2025 (the “Second Amended Form 8-K”), to amend Item 9.01. Other than as disclosed, this filing does not update, amend, or modify any information, statement or disclosure contained in or filed with the Original Form 8-K, the First Amended Form 8-K, or the Second Amended Form 8-K. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Second Amended Form 8-K.

Additional Information and Where to Find It

Pursuant to the Business Combination Agreement, dated as of May 27, 2025 (the “Original Signing Date”), among Signing Day Sports, BlockchAIn, One Blockchain, Merger Sub, and Merger Sub II, as amended by the Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025 (as amended, the “Business Combination Agreement”), BlockchAIn plans to publicly file or cause to be publicly filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Registration Statement”), which will contain a proxy statement of Signing Day Sports and a prospectus for registration of shares of BlockchAIn. The Registration Statement has not been publicly filed with or declared effective by the SEC. Following and subject to the Registration Statement being declared effective by the SEC, its definitive proxy statement/prospectus would be filed with the SEC and mailed or otherwise disseminated to Signing Day Sports Stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE BLOCKCHAIN, SIGNING DAY SPORTS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by BlockchAIn and Signing Day Sports with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signing Day Sports by directing a written request to: Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Signing Day Sports with respect to the Transactions and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 11, 2025, as amended by the Annual Report on Form 10-K/A filed with the SEC on August 6, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports Stockholders, including a description of their interests in the Transactions by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents to be publicly filed with the SEC and mailed or otherwise disseminated to Signing Day Sports Stockholders. The managers and officers of One Blockchain do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed business combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this report or any of the documents attached to this report, including statements regarding future financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “seek,” “should,” “will” or the negative of these terms or other similar expressions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. Forward-looking statements may also include any statements of the plans, strategies and objectives of management with respect to the approval and consummation of the Business Combination and other matters related to the consummation of the Business Combination.

For a discussion of some of the factors that may cause Signing Day Sports, One Blockchain or BlockchAIn’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of Signing Day Sports and One Blockchain to complete the Business Combination and the effect of the Business Combination on the business of Signing Day Sports, One Blockchain and BlockchAIn, see the document entitled “Risk Factors” attached as Exhibit 99.1 to this Form 8-K/A. However, such discussion is only based upon information available as of the date of this report, and investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials relating to the proposed Business Combination when they become available before making any voting or investment decision with respect to the proposed Business Combination. See “Additional Information and Where to Find It” below. In addition, actual results could differ materially from those contained in any forward-looking statement as a result of these or other factors. Accordingly, such descriptions of factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Signing Day Sports, One Blockchain or BlockchAIn could differ materially from the forward-looking statements.

These forward-looking statements include, but are not limited to, statements concerning the following:

●	the expected benefits of and potential value created by the Business Combination for the Signing Day Sports Stockholders and the One Blockchain Securityholders;

●	likelihood of the satisfaction of certain conditions to the completion of the Business Combination and whether and when the Business Combination will be consummated;

●	the ability to obtain and/or maintain the listing of BlockchAIn’s securities on the NYSE American following the Business Combination;

●	Signing Day Sports’ ability to control and correctly estimate its operating expenses and its expenses associated with the Business Combination;

●	anticipated favorable impacts from strategic changes to Signing Day Sports’ business on Signing Day Sports’ net sales, revenues, income from continuing operations, or other results of operations;

●	Signing Day Sports’ expected ability to comply with user data privacy laws and other legal requirements;

●	anticipated legal and regulatory requirements and Signing Day Sports’ ability to comply with such requirements;

●	Signing Day Sports’ expected ability to attract and retain key personnel to manage its business effectively;

●	the price and volatility of Bitcoin and other cryptocurrencies;

●	One Blockchain’s ability to begin or complete any project that is “in the pipeline,” contracted or negotiated but not yet under active construction;

●	One Blockchain’s ability to make effective judgments regarding pricing strategy and resource allocation;

●	One Blockchain’s ability to control electricity costs;

●	the risk that one or more of One Blockchain’s customers may experience financial distress or bankruptcy, which could result in reduced revenue, uncollectible accounts receivable, or disruptions to One Blockchain’s operations;

●	regulatory changes or actions that may restrict the use of cryptocurrencies or the operation of cryptocurrency networks in a manner that may require One Blockchain’s to cease certain or all operations;

●	the risks to One Blockchain’s business of earthquakes, fires, floods, and other natural catastrophic events and interruptions by man-made issues such as strikes and terrorist attacks;

●	unexpected costs or expenses to One Blockchain’s business;

●	One Blockchain’s expectations regarding its cash runway or use of its cash; and

●	general economic and business conditions in One Blockchain’s market.

You should not rely upon forward-looking statements as predictions of future events. Signing Day Sports, One Blockchain and BlockchAIn cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur. In addition, statements that “we believe” and similar statements reflect the beliefs and opinions on the relevant subject of Signing Day Sports, One Blockchain or BlockchAIn, as applicable. These statements are based upon information available as of the date of this report, and while Signing Day Sports, One Blockchain or BlockchAIn, as applicable, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete.

All forward-looking statements in, or contained in any of the documents attached to, this report are current only as of the date on which the statements were made. Signing Day Sports, One Blockchain, and BlockchAIn do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events, except as otherwise required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, dated as of July 21, 2025, between Signing Day Sports, Inc. and Helena Global Investment Opportunities 1 Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 22, 2025)
10.2	Placement Agency Agreement, dated as of July 21, 2025, between Signing Day Sports, Inc. and Maxim Group LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on July 22, 2025)
10.3	Limited Waiver Agreement, dated as of August 18, 2025, between Signing Day Sports, Inc. and Helena Global Investment Opportunities 1 Ltd. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K/A filed on August 29, 2025)
23.1	Consent of Berkowitz Pollack Brant Advisors + CPAs
99.1	Risk Factors
99.2	Audited financial statements of One Blockchain (formerly known as BV Power Alpha LLC) as of December 31, 2024 (successor) and 2023 (predecessor), the related consolidated statements of income, statements of members’ equity, and statements of cash flows for the successor period from February 8, 2024 to December 31, 2024, the predecessor period from January 1, 2024 to February 7, 2024, and the year ended December 31, 2023 (predecessor), the notes related thereto, and the Report of Independent Registered Public Accounting Firm Berkowitz Pollack Brant Advisors + CPAs, dated May 27, 2025 (September 23, 2025 as to the effects of the restatement discussed in Note 2 to the financial statements relating thereto) (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K/A filed on September 25, 2025)
99.3	Unaudited financial statements of One Blockchain as of September 30, 2025 (successor) and December 31, 2024 (successor), and for the three and nine months ended September 30, 2025 and 2024 (successor), the period from February 8, 2024 to September 30, 2024 (successor), and the period from January 1, 2024 to February 7, 2024 (predecessor), the notes related thereto, and the Review Report of Independent Registered Public Accounting Firm Berkowitz Pollack Brant Advisors + CPAs, dated November 11, 2025
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of One Blockchain LLC
99.5	Unaudited pro forma condensed combined financial information of Signing Day Sports, Inc. and One Blockchain LLC as of September 30, 2025 including a pro forma condensed combined balance sheet as of September 30, 2025 and pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and the fiscal year ended December 31, 2024, and the notes related thereto
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025	Signing Day Sports, Inc.

/s/ Daniel Nelson
Name: Daniel Nelson
Title: Chief Executive Officer